UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 9, 2009

METROPCS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-570-5800

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

MetroPCS Communications, Inc. (the "Company") is filing this Current Report on Form 8-K (the “Form 8-K”) to update the financial information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 2, 2009 (the “Form 10-K”), to reflect revised financial information and disclosures as a result of changes in the Company’s segment reporting as described below, as well as to update the disclosures in Note 6., Derivative Instruments and Hedging Activities, to the Company’s consolidated financial statements to provide retrospective presentation of enhanced derivative disclosures under Statement of Financial Accounting Standards (“SFAS”) No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133,” (“SFAS No. 161”).

Effective January 1, 2009, the Company implemented a change to the composition of its reportable segments under SFAS No. 131, “Disclosure about Segments of an Enterprise and Related Information,” (“SFAS No. 131”). Under this change, the Expansion Markets reportable segment was renamed “Northeast Markets” and several operating segments that had historically been aggregated into the Expansion Markets reportable segment are now aggregated into the Core Markets reportable segment. The Company’s thirteen operating segments, that are determined based on geographic region within the United States, are now aggregated into its two reportable segments as follows:

•

Core Markets, which include Atlanta, Dallas/Ft. Worth, Detroit, Las Vegas, Los Angeles, Miami, Orlando/Jacksonville, Sacramento, San Francisco, and Tampa/Sarasota are aggregated because they are reviewed on an aggregate basis by the chief operating decision maker, they are similar in respect to their products and services, production processes, class of customer, method of distribution, and regulatory environment and currently exhibit similar financial performance and economic characteristics.

•

Northeast Markets, which include Boston, New York, and Philadelphia are aggregated because they are reviewed on an aggregate basis by the chief operating decision maker, they are similar in respect to their products and services, production processes, class of customer, method of distribution, and regulatory environment and have similar expected long-term financial performance and economic characteristics.

Pursuant to guidance provided by the U.S. Securities and Exchange Commission (the “SEC”), the Company has updated the following items that were contained in the Company’s Form 10-K to reflect the change in reportable segments. The following exhibits filed with this Form 8-K and incorporated herein by reference update and supersede only those portions of the Form 10-K for the year ended December 31, 2008 that are affected by the Company’s change in segment reporting:

•	Exhibit 99.1: Item 1. Business;

•	Exhibit 99.2: Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Exhibit 99.3: Item 15. (a) Financial Statements, Schedules and Exhibits.

In March 2008, the Financial Accounting Standards Board issued SFAS No. 161, which requires enhanced disclosures about a company’s derivative and hedging activities. SFAS No. 161 was effective for fiscal years beginning on or after November 15, 2008, with earlier adoption allowed. SFAS No. 161 encourages but does not require disclosures for earlier periods presented for comparative purposes at initial adoption.

The information included in and with this Form 8-K is presented only in connection with the changes in the Company’s reportable segments and retrospective presentation of enhanced derivative disclosures under SFAS No. 161. The changes to “Item 1. Business” relate to the Company’s new segment reporting structure and are to report information on its licensed metropolitan areas consistent with this presentation. The changes to “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” relate to the Company’s new segment reporting structure and are to report its results of operations and performance measures consistent with this presentation. The changes to “Item 15. (a) Financial Statements, Schedules and Exhibits,” are to amend Notes 2 and 20 consistent with the Company’s new segment reporting structure and to report segment financial information consistent with this presentation and provide retrospective presentation of enhanced derivative disclosures under SFAS No. 161 in Note 6.

The Company has not updated any other information in the Form 10-K for events or developments that occurred subsequent to the filing of the Form 10-K with the SEC. For developments since the filing of the Form 10-K, please refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, filed on May 11, 2009, and the Company’s Current Reports on Form 8-K filed subsequent to the filing of the Form 10-K. The information in this Form 8-K, including exhibits, should be read in conjunction with the Form 10-K and subsequent SEC filings.

Forward-Looking Statements

Any statements made in this Form 8-K that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and should be evaluated as such. Forward-looking statements include information concerning any possible or assumed future financial condition and results of operations, including statements that may relate to the Company’s plans, objectives, strategies, goals, future events, future revenues or performance, future penetration rates, planned market launches, capital expenditures, financing needs, outcomes of litigation and other information that is not historical information. Forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “would,” “could,” “should,” “may,” “will,” “continue,” “forecast,” and other similar expressions. Forward-looking statements are contained throughout this report, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Company bases the forward-looking statements or projections made in this report on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such times. As you read and consider this report, you should understand that these forward-looking statements or projections are not guarantees of future performance or results. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many of these factors are beyond its control and that many factors could affect its actual financial results, performance or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections. Factors that may materially affect such forward-looking statements and projections include:

•	the highly competitive nature of its industry;

•	the rapid technological changes in its industry;

•	an economic slowdown or recession in the United States;

•	the state of the capital markets and the United States economy;

•	its exposure to counterparty risk in its financial agreements;

•	its ability to maintain adequate customer care and manage its churn rate;

•	its ability to sustain the growth rates it has experienced to date;

•	its ability to manage its rapid growth, train additional personnel and improve its financial and disclosure controls and procedures;

•	its ability to secure the necessary spectrum and network infrastructure equipment;

•	its ability to maintain and upgrade its networks and business systems;

•	its ability to adequately enforce or protect its intellectual property rights or defend against suits filed by others;

•	governmental regulation of its services and the costs of compliance and its failure to comply with such regulations;

•	its capital structure, including its indebtedness amounts;

•	changes in consumer preferences or demand for its products;

•	its inability to attract and retain key members of management; and

•

other factors described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 as updated or supplemented under “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, filed on May 11, 2009.

These forward-looking statements and projections speak only as to the date of the original filing date of the Form 10-K and are subject to and involve risks, uncertainties and assumptions, many of which are beyond the Company’s control or ability to predict, some of which may have occurred since the original filing date of the Form 10-K, and you should not place undue reliance on these forward-looking statements and projections. The results presented for any period may not be reflective of results for any subsequent period. All future written and oral forward-looking statements and projections attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by its cautionary statements. The Company does not intend to, and do not undertake a duty to, update any forward-looking statement or projection in the future to reflect the occurrence of events or circumstances, except as required by law. The Company has not updated its forward-looking statements made as of the original filing date of the Form 10-K to account for subsequent events.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP.

99.1	Item 1. Business.

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Item 15. (a) Financial Statements, Schedules and Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.

Date: June 9, 2009	By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP.

99.1	Item 1. Business.

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Item 15. (a) Financial Statements, Schedules and Exhibits.